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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	May 5, 2004

SAFEGUARD SCIENTIFICS, INC.

(Exact Name of Registrant as Specified in Charter)

PENNSYLVANIA	1-5620	23-1609753

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 The Safeguard Building, 435 Devon Park Drive, Wayne, PA	19087-1945

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(610) 293-0600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. Other Events.

     On May 4, 2004, Safeguard Scientifics, Inc. issued a press release announcing the appointment of Anthony Ibarguen as Chief Executive Officer and President of Alliance Consulting Group Associates, Inc., a subsidiary of Safeguard.

     The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits

99.1	Press Release of Safeguard Scientifics, Inc. dated May 4, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safeguard Scientifics, Inc.
Dated: May 5, 2004	By:	CHRISTOPHER J. DAVIS
Christopher J. Davis
Managing Director and Chief Financial Officer

Exhibit Index

99.1	Press release dated May 4, 2004 issued by Safeguard Scientifics, Inc.